Federated Investors
World-Class Investment Manager

Federated Utility Fund, Inc

14TH ANNUAL REPORT

February 28, 2002

Established 1988

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated Utility Fund, Inc.

President's Message

Dear Fellow Shareholder:

Federated Utility Fund, Inc. was created in 1988, and this is its 14th Annual Report. Your fund invests in good dividend-paying utility corporations--large, well-known, easily recognized companies like Duke Energy, Verizon Communications, Sprint Corp., and AT&T. These utility companies supply light, heat and communications services and products to millions of U.S. citizens who in turn pay their utility bills.

This report covers the 12-month reporting period from March 1, 2001 through February 28, 2002. It begins with an interview with John L. Nichol, Vice President of Passport Research, Ltd. Following his discussion of the current utility industry environment and the fund's performance, as well as its strategy and holdings, are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's 80 holdings in dividend-paying utility stocks, convertibles and other securities, and third is the publication of the fund's financial statements.

During the review period, the Utility and Telecommunications sectors had, indeed, a very volatile year. In the beginning of the year, the California energy crisis and subsequent bankruptcy of Pacific Gas & Electric pressured the Utility sector. During the year, falling electricity and natural gas prices further weakened the group. Finally, Enron's bankruptcy and balance sheet issues stressed the sector during the fourth quarter. It is understandable, given this environment, the Standard & Poor's 500 Utilities Index returned (32.9)% underperforming the general market. The S&P Telecommunication Services Index also underperformed the general market, returning (28.4)%. Performance in the telecommunications arena was hampered by negative estimate revisions due to the general decline in the economy and increased competition. At the end of year, balance sheet concerns and liquidity issues also hurt this sector as Global Crossing and others filed for bankruptcy. Not what you would call good news for investors or investment managers.

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. In addition, utility securities are interest rate sensitive and a rise in interest rates can cause their value to fall.

In last year's annual report, we stated the fund had increased its focus and exposure to higher quality stocks with a corresponding reduction in emerging growth stocks. As we look to the year ahead, that defensive posture is still recommended. The fund will continue to maintain its balanced approach between the Utility and Telecommunications sectors, as both sectors look appealing due to their low valuations and at these levels, we are optimistic about our holdings.

With respect to stock selection, the fund continues to select companies with proven managements, strong balance sheets, disciplined capital allocation and spending processes, positive earnings revisions and trends along with favorable valuation levels. Corporations in which we are confident include SBC Communications, Inc., American Electric Power Co., Inc., NICOR, Inc., and Cinergy Corp.

Individual share class total return performance including income distributions, follows:

	Net Asset Value Change	Income	Total Return[1]
Class A Shares	$9.94 to $7.87 = (20.82)%	$0.360	(17.58)%

Class B Shares	$9.95 to $7.88 = (20.80)%	$0.291	(18.19)%

Class C Shares	$9.94 to $7.87 = (20.82)%	$0.291	(18.21)%

Class F Shares	$9.94 to $7.87 = (20.82)%	$0.360	(17.58)%

The U.S. economy appears to be rebounding, inflation fears are low, and utility stocks continue to offer very attractive yields (3.90% for S&P 500 Utilities Index)2 versus the S&P 500 Index (1.41%).3 In fact, the yields on U.S. electric corporations are among the highest and most attractive in the S&P 500 Index (the fund currently holds more than 46.4% of its assets in electric companies). Regardless of day-to-day fluctuations and periodic "manias" that impact the stock market, utility stocks have a long tradition of generating strong earnings and dividends.

1 Past performance is no guarantee of future results. Performance quoted is based on net asset value. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C and F shares were (22.13)%, (22.54)%, (19.00)%, and (19.19)%, respectively. Current performance information is available on our website, www.federatedinvestors.com or by calling 1-800-341-7400.

2 S&P Utility Index is an unmanaged market cap-weighted index of natural gas and electric companies.

3 The S&P 500 Index comprises common stocks in industry, transportation, and financial and public utility companies. This index is unmanaged, and investments cannot be made directly in an index.

Thank you for being among the 94,000 fund shareholders represented by this $655 million fund. Remember, reinvesting your dividends is a convenient way to build the value of your account and help your shares increase through the benefit of monthly compounding of earnings.

I urge you to read the following investment review by John for an excellent presentation of the value of this diversified income portfolio. As always, we welcome your comments and suggestions.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
April 15, 2002

John L. Nichol

Vice President

Passport Research Ltd.

Investment Review

The fund's fiscal year was an extremely volatile and negative period for the stock market. How did utilities perform in this environment?

The stock market, as represented by the Standard & Poor's 500 Index, declined 8.1% in the first half of the fund's fiscal year and declined 1.7% in the second half to end the reporting period with a total return of (9.5)%. Day-to-day volatility has been high as the stock market absorbed poor economic news and the psychological blow from the terrorist attacks in September.

In the history of the fund, this was the most difficult one-year period in the fund's 14 years. All factors affecting our stocks came together and hurt almost all of our holdings. It was a very tough year, indeed. The rundown by sector as stated below demonstrates the Utility sector's investment environment.

Index	3/1/2001- 8/31/2001	9/1/2001- 2/28/2002	3/1/2001- 2/28/2002
S&P Communications Index[1]	(8.9)%	(18.7)%	(25.9)%
S&P Electric Index[1]	(7.7)%	(13.8)%	(20.4)%
S&P Natural Gas Index[1]	(19.5)%	(16.8)%	(33.0)%

As you can see, returns for utility companies varied widely by sector.

Electric utilities remain the fund's largest commitment. What are the trends in this industry?

Stabilization is the major trend for electrics following the economic slowdown and bankruptcies in 2001. Improving balance sheets and regaining financial flexibility are current themes in the industry. We believe opportunities do exist for companies with disciplined managements and strong balance sheets to benefit from pending asset sales. Further, balance sheet restructurings and depressed valuations should encourage consolidations and takeovers.

1 The S&P Communications Index, S&P Electric Index and S&P Natural Gas Index are unmanaged indexes comprising telephone, communications-oriented, electric and gas utilities that track daily changes in the price of stocks. Investments cannot be made in an index.

Although deregulation has slowed, we expect earnings growth to recover in 2002, as the economy improves and managements institute better cost and risk controls. Finally, electric utilities are still selling at discounts to the S&P 500 Index on earnings, cash flow, and dividends. In fact on earnings, the stocks are selling at 25-year historical lows. Our best-performing electric utilities in the fund during the fiscal year were FirstEnergy Corp. (up 30.9%), and a TXU Corp. Conv. Pfd. (up 11.3%), as these companies responded positively to merger and restructuring benefits. Electrics comprise 46.4% of the fund's assets.

What do you like about natural gas utilities, which represent over 12% of the fund's assets?

Natural gas companies are appealing to us because of their favorable fundamentals, strong managements, and low valuations. Regulated pipeline companies are still favored over trading and marketing companies. NICOR, Inc. was our top natural gas performer, with a 13.1% total return for the fiscal year ended February 28, 2002.

And, what about the Telecommunications sector?

Currently, market sentiment towards the Telecommunications sector is extremely negative. The sector's underperformance was a result of over-built capacity along with competitive pricing issues and reliance on "dot.com" companies for growth. A shakeout was inevitable, but the industry's long-term growth outlook remains positive. Restructuring and deregulation coupled with technological change and strong demand for data, wireless, and Internet services will enable the Telecommunications sector to grow faster than the overall economy. However, the profitability of that growth has now come in question, as well as the viability of some telecommunications business plans that are reliant upon capital market financing.

The fund will concentrate on financially solid companies that are expected to survive these difficult capital markets. The fund's positions in telecommunications will be composed of corporations that can execute their business plan and maintain their financial flexibility. We favor exposure to the sector due to the extreme valuation disparities and potential growth opportunities. An example of a stable, more mature telecommunication company is BellSouth Corp.

What is your outlook for international utilities?

The fund has maintained a 5.0% position in foreign stocks. Returns on foreign companies have been quite divergent and continue to offer diversification benefits for the fund. Our largest foreign holdings, BCE Inc. (Canada) and a Vodafone Group convertible (United Kingdom), provided excellent growth, reasonable valuations, and stable cash flows with strong balance sheets. We have owned these corporations for years.

How were the fund's assets allocated by sector on February 28, 2002?

Industry	Percentage of Net Assets	Number of Issues
Electrics	46.4%	38
Natural Gas	12.2%	11
Telephone-Local	16.2%	5
Telephone-Long Distance	4.1%	3
Telephone-Wireless	0.9%	1
Foreign Utilities	5.0%	10
Non-Utility (cash)	15.2%	12
Cash	10.4%
Other	4.8%

What were the fund's top five holdings as of February 28, 2002?

The top holdings were:

Name	Sector	Percentage of Net Assets
Verizon Communications, Inc.	Telecommunications	5.3%
SBC Communications, Inc.	Telecommunications	5.3%
TXU Corp., Conv. Pfd.	Utility -- Electric	4.5%
American Electric Power Co., Inc.	Utility -- Electric	4.0%
Duke Energy Corp., Conv. Pfd.	Utility -- Electric	3.6%
TOTAL		22.7%

What were some of the fund's recent utility purchases?

The following are examples of recent purchases.

FPL (2.76% of net assets) through its subsidiary generates, transmits, and distributes electricity throughout Florida. Florida Power has attractive assets, a strong balance sheet, a stringent cost discipline and favorable valuations.

Allegheny Energy (1.02% of net assets) through various subsidiaries provides electricity to customers in Maryland, Ohio, Pennsylvania, Virginia and West Virginia. Allegheny's valuation discount to the group is not warranted given its dividend yield and low-cost producer status.

What makes utility stocks an attractive investment today?

First, utility valuations are down, and second, they have earnings. Furthermore, utilities offer exceptionally good value based on cash flows, book values, revenues, and earnings. Fundamental business prospects seem ready to recover. Finally, utilities are a defensive play with an almost unprecedented dividend yield advantage relative to today's stock market--3.90% for Standard & Poor's 500 Utilities Index versus 1.41% for the Standard & Poor's 500 Index.

Other than stocks in the Utility and Telecommunications sectors, what other investments may the fund invest in?

With the current volatility in the Utility and Telecommunications sectors, the fund may choose to diversify by investing a portion of its portfolio in companies that provide infrastructure or related services and products to the companies in the Utility and Telecommunications sectors. The fund will only invest in these stocks if they meet the disciplined investment criteria of the fund.

How would you overlay the fund's strategy against the backdrop of today's stock market?

The current stock market environment is not cheap; utilities are, though. The market indicates a questionable earnings picture, while utility companies have earnings. Growth in this market is hard to find, yet utilities have growth potential (low growth, but real growth). Utilities provide goods and services that we all must use daily, so our overall strategy remains value-oriented and conservative. Currently, we are emphasizing companies that generate strong cash flow above their capital spending and dividend requirements, and stocks with high-dividend yields. And, we do not expect another period like the past 12 months.

Federated Utility Fund--Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Utility Fund, Inc. (Class A Shares) (the "Fund") from February 29, 1992 to February 28, 2002, compared to the Standard & Poor's 500 Index (S&P 500),2 the Standard & Poor's 500 Utilities Index (SP500U)2 and the Utility Indices Blend (UIB).3

Average Annual Total Returns[4] for the Period Ended 2/28/2002
1 Year	(22.13)%
5 Years	(0.62)%
10 Years	5.25%
Start of Performance (5/27/1988)	7.91%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge=$9,550). As of October 1, 1994, the maximum sales charge is 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, SP500U and UIB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500, SP500U and UIB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged. The Fund elected to change its benchmark from the S&P 500 to the SP500U. The SP500U is more representative of the securities typically held by the Fund.

3 The UIB is a blend of index total returns that represent the Fund's allocation in the market sectors. The blend is comprised of 50% Standard & Poor's 500 Utilities Index and 50% Standard & Poor's Telecommunications Services Index. Each index is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a fund's performance. The indexes are unmanaged.

4 Total return quoted reflects all applicable sales charges, and contingent deferred sales charges.

Federated Utility Fund--Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Utility Fund, Inc. (Class B Shares) (the "Fund") from October 12, 1994 (start of performance) to February 28, 2002, compared to the Standard & Poor's 500 Index (S&P 500),2 the Standard & Poor's 500 Utilities Index (SP500U)2 and the Utility Indices Blend (UIB).3

Average Annual Total Returns[4] for the Period Ended 2/28/2002
1 Year	(22.54)%
5 Years	(0.49)%
Start of Performance (10/12/1994)	4.44%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemptions over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, SP500U and UIB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500, SP500U and UIB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged. The Fund elected to change its benchmark from the S&P 500 to the SP500U. The SP500U is more representative of the securities typically held by the Fund.

3 The UIB is a blend of index total returns that represent the Fund's allocation in the market sectors. The blend is comprised of 50% Standard & Poor's 500 Utilities Index and 50% Standard & Poor's Telecommunications Services Index. Each index is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a fund's performance. The indexes are unmanaged.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Utility Fund--Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Utility Fund, Inc. (Class C Shares) (the "Fund") from April 27, 1993 (start of performance) to February 28, 2002, compared to the Standard & Poor's 500 Index (S&P 500),2 the Standard & Poor's 500 Utilities Index (SP500U)2 and the Utility Indices Blend (UIB).3

Average Annual Total Returns[4] for the Period Ended 2/28/2002
1 Year	(19.00)%
5 Years	(0.27)%
Start of Performance (4/27/1993)	3.63%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, SP500U and UIB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500, SP500U and UIB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged. The Fund elected to change its benchmark from the S&P 500 to the SP500U. The SP500U is more representative of the securities typically held by the Fund.

3 The UIB is a blend of index total returns that represent the Fund's allocation in the market sectors. The blend is comprised of 50% Standard & Poor's 500 Utilities Index and 50% Standard & Poor's Telecommunications Services Index. Each index is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a fund's performance. The indexes are unmanaged.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Utility Fund--Class F Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Utility Fund, Inc. (Class F Shares) (the "Fund") from June 1, 1996 (start of performance) to February 28, 2002, compared to the Standard & Poor's 500 Index (S&P 500),2 and the Standard & Poor's 500 Utilities Index (SP500U)2 and the Utility Indices Blend (UIB).3

Average Annual Total Returns[4] for the Period Ended 2/28/2002
1 Year	(19.19)%
5 Years	0.33%
Start of Performance (6/1/1996)	2.50%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge=$9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, SP500U and UIB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500, SP500U and UIB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged. The Fund elected to change its benchmark from the S&P 500 to the SP500U. The SP500U is more representative of the securities typically held by the Fund.

3 The UIB is a blend of index total returns that represent the Fund's allocation in the market sectors. The blend is comprised of 50% Standard & Poor's 500 Utilities Index and 50% Standard & Poor's Telecommunications Services Index. Each index is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a fund's performance. The indexes are unmanaged.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

February 28, 2002

Shares			Value
		COMMON STOCKS--53.3%
		Communication Services--19.1%
47,600	[1,2]	AT&T Canada, Inc.	$1,170,960
318,500		AT&T Corp.	4,949,490
294,900	[2]	Alltel Corp.	16,411,185
644,200		BCE, Inc.	13,444,454
278,300		BellSouth Corp.	10,786,908
239,200	[2]	Cable & Wireless PLC, ADR	2,236,520
909,800		SBC Communications, Inc.	34,426,832
253,900		Sprint Corp.	3,577,451
21,000	[2]	Telecom Italia SpA, ADR	1,724,100
45,500	[2]	Telefonos de Mexico, Class L, ADR	1,742,195
741,400		Verizon Communications, Inc.	34,697,520

		TOTAL	125,167,615

		Real Estate Investment Trusts--2.1%
69,600		AMB Property Corp.	1,813,080
67,000		Archstone-Smith Trust	1,733,960
82,000	[2]	Highwoods Properties, Inc.	2,196,780
65,600		iStar Financial, Inc.	1,779,728
52,000		Public Storage, Inc.	1,911,520
73,000		Simon Property Group, Inc.	2,246,940
39,000	[2]	Vornado Realty Trust	1,630,200

		TOTAL	13,312,208

		Utilities--32.1%
193,700		Allegheny Energy, Inc.	6,696,209
112,000		Alliant Energy Corp.	3,249,120
37,900	[2]	Ameren Corp.	1,544,046
590,400	[2]	American Electric Power Co., Inc.	25,889,040
104,400	[2]	Consolidated Edison, Inc.	4,259,520
83,500	[2]	Constellation Energy Group, Inc.	2,411,480
69,400		DTE Energy Co.	2,874,548
Shares			Value
		COMMON STOCKS--continued
		Utilities--continued
34,000	[2]	E.On AG, ADR	$1,674,500
115,800		Endesa SA, ADR	1,748,580
260,100	[2]	Energy East Corp.	5,077,152
56,500		Entergy Corp.	2,332,320
44,800	[2]	Exelon Corp.	2,207,744
628,905		FirstEnergy Corp.	23,017,923
130,500	[2]	Great Plains Energy, Inc.	3,331,665
70,700	[2]	Idacorp, Inc.	2,704,275
412,400	[2]	KeySpan Corp.	13,217,420
99,050		Kinder Morgan, Inc.	4,061,050
187,000	[2]	Korea Electric Power Corp., ADR	1,726,010
478,400	[2]	NICOR, Inc.	20,021,040
164,900		NSTAR	7,229,216
50,500	[2]	National Grid Group PLC, ADR	1,641,250
179,000		Northeast Utilities Co.	3,290,020
90,300	[2]	Northern Border Partners LP	3,359,160
160,000	[2]	OGE Energy Corp.	3,508,800
42,700		PNM Resources, Inc.	1,150,338
304,700	[2]	Peoples Energy Corp.	11,319,605
101,000		Piedmont Natural Gas, Inc.	3,233,010
158,100		Pinnacle West Capital Corp.	6,412,536
91,500	[2]	Potomac Electric Power Co.	2,009,340
187,300		Progress Energy, Inc.	8,379,802
46,500		Public Service Enterprises Group, Inc.	1,960,905
98,800	[2]	Reliant Energy, Inc.	2,055,040
121,900	[2]	SCANA Corp.	3,382,725
143,900		Sempra Energy	3,211,848
539,800	[2]	Southern Co.	13,710,920
69,700	[2]	Vectren Corp.	1,742,500
65,000	[2]	WPS Resources Corp.	2,530,450
91,200	[2]	Wisconsin Energy Corp.	2,204,304

		TOTAL	210,375,411

		TOTAL COMMON STOCKS (IDENTIFIED COST $327,328,540)	348,855,234

Shares			Value
		PREFERRED STOCKS--35.9%
		Communication Services--7.1%
141,600		AT&T Corp., Conv. Pfd., 5.00%	$18,514,200
277,500		AT&T Corp., DECS, 7.00%	5,758,125
136,000		Adelphia Communications Corp., DECS, Series F, 7.50%	3,179,000
466,400		Citizens Communications Co., Conv. Pfd., 6.75%	9,607,840
191,000		Cox Communications, Inc., PRIDES, 7.75%, 11/15/2029	6,303,000
85,300		Equity Securities Trust I, Conv. Pfd., 6.50%	3,070,800

		TOTAL	46,432,965

		Consumer Staples--1.2%
105,900		Cox Communications, Inc., PRIDES, 7.00%	5,228,812
75,000	[2]	Reliant Energy, Inc., PHONES, 2.00%, 9/15/2029	3,048,150

		TOTAL	8,276,962

		Utilities--27.6%
227,500		Ameren Corp., ACES, 9.75%	5,687,500
527,700	[2]	CMS Energy Corp., Conv. Pfd., 8.75%	15,501,188
419,000		Cinergy Corp., Conv. Pfd., 9.50%	22,127,390
175,400		Dominion Resources, Inc., Conv. Pfd., 9.50%	9,971,490
960,000	[2]	Duke Energy Corp., Conv. Pfd., 8.25%	23,836,800
329,800		El Paso Corp., PRIDES, 6.625%	8,780,925
351,000	[2]	FPL Group, Inc., DECS, 8.50%	18,069,480
914,600		NRG Energy, Inc., Conv. Pfd., 6.50%	11,844,070
116,400		NiSource, Inc., Conv. Pfd., 7.75%	4,859,700
200,000	[2]	PPL Capital Fund Trust, Conv. Pfd., 7.75%	3,626,000
172,800		Sierra Pacific Resources, Conv. Pfd., 9.00%	9,688,032
134,000		TECO Energy, Inc., Conv. Pfd., 9.50%	3,347,320
548,500		TXU Corp., Conv. Pfd., 8.75%	29,344,750
317,500		Utilicorp United, Inc., Conv. Pfd., 9.75%	7,858,125
327,500	[2]	Williams Cos., Inc. (The), PERCS, 9.00%	6,181,235

		TOTAL	180,724,005

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $262,628,902)	235,433,932

Principal Amount or Shares			Value
		CORPORATE BOND--0.5%
$4,200,000		Charter Communications, Inc., Conv. Bond, 4.75%, 6/1/2006 (identified cost $4,200,000)	$3,199,812

		MUTUAL FUND--10.9%
71,546,304		Prime Value Obligations Fund, Series IS (at net asset value)	71,546,304

		TOTAL INVESTMENTS (IDENTIFIED COST $665,703,746)[3]	$659,035,282

1 Non-income producing security

2 Certain shares are temporarily on loan to unaffiliated broker/dealers.

3 The cost of investments for federal tax purposes amounts to $668,293,802. The net unrealized depreciation of investments on a federal tax basis amounts to $9,258,520 which is comprised of $38,435,040 appreciation and $47,693,560 depreciation at February 28, 2002.

Note: The categories of investments are shown as a percentage of net assets ($654,915,335) at February 28, 2002.

The following acronyms are used throughout this portfolio:

ACES	--Adjustable Convertible Extendable Securities
ADR	--American Depositary Receipt
DECS	--Dividend Enhanced Convertible Stock
PERCS	--Preferred Equity Redemption Cumulative Stock
PHONES	--Participation Hybrid Option Note Exchangeable Securities
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

February 28, 2002

Assets:
Total investments in securities, at value (identified cost $665,703,746)		$659,035,282
Cash held as collateral for securities lending		149,106,523
Receivable for investments sold		3,351,320
Income receivable		1,431,927
Receivable for shares sold		196,695

TOTAL ASSETS		813,121,747

Liabilities:
Payable for investments purchased	$6,839,632
Payable on collateral due to broker	149,106,523
Payable for shares redeemed	1,263,230
Income distribution payable	512,779
Accrued expenses	484,248

TOTAL LIABILITIES		158,206,412

Net assets for 83,170,391 shares outstanding		$654,915,335

Net Assets Consist of:
Paid in capital		$873,603,950
Net unrealized depreciation of investments		(6,668,464)
Accumulated net realized loss on investments, options and foreign currency transactions		(212,542,023)
Undistributed net investment income		521,872

TOTAL NET ASSETS		$654,915,335

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($363,448,523 ÷ 46,152,776 shares outstanding)		$7.87

Offering price per share (100/94.50 of $7.87)[1]		$8.33

Redemption proceeds per share		$7.87

Class B Shares:
Net asset value per share ($63,249,442 ÷ 8,025,881 shares outstanding)		$7.88

Offering price per share		$7.88

Redemption proceeds per share (94.50/100 of $7.88)[1]		$7.45

Class C Shares:
Net asset value per share ($22,467,220 ÷ 2,854,209 shares outstanding)		$7.87

Offering price per share		$7.87

Redemption proceeds per share (99.00/100 of $7.87)[1]		$7.79

Class F Shares:
Net asset value per share ($205,750,150 ÷ 26,137,525 shares outstanding)		$7.87

Offering price per share (100/99.00 of $7.87)[1]		$7.95

Redemption proceeds per share (99.00/100 of $7.87)[1]		$7.79

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended February 28, 2002

Investment Income:
Dividends (net of foreign taxes withheld of $109,347)			$38,436,765
Interest			3,472,925

TOTAL INCOME			41,909,690

Expenses:
Investment adviser fee		$6,243,344
Administrative personnel and services fee		626,596
Custodian fees		41,594
Transfer and dividend disbursing agent fees and expenses		1,164,663
Directors'/Trustees' fees		17,937
Auditing fees		17,127
Legal fees		5,185
Portfolio accounting fees		180,206
Distribution services fee--Class B Shares		627,000
Distribution services fee--Class C Shares		217,667
Shareholder services fee--Class A Shares		1,137,384
Shareholder services fee--Class B Shares		209,000
Shareholder services fee--Class C Shares		72,556
Shareholder services fee--Class F Shares		662,175
Share registration costs		82,400
Printing and postage		4,852
Insurance premiums		1,056
Taxes		94,174
Miscellaneous		1,430

TOTAL EXPENSES		11,406,346

Reimbursement and Expense Reduction:
Reimbursement of investment adviser fee	$(4,872)
Fees paid indirectly from directed broker arrangements	(25,628)

TOTAL REIMBURSEMENT AND EXPENSE REDUCTION		(30,500)

Net expenses			11,375,846

Net investment income			30,533,844

Realized and Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(127,788,157)
Net realized gain on options			989,365
Net change in unrealized appreciation of investments, options and translation of assets and liabilities in foreign currency			(56,200,677)

Net realized and unrealized loss on investments, options and foreign currency			(182,999,469)

Change in net assets resulting from operations			$(152,465,625)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended February 28	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$30,533,844	$31,552,101
Net realized loss on investments, options and foreign currency transactions	(126,798,792)	(80,935,251)
Net change in unrealized appreciation/depreciation of investments, options and foreign currency	(56,200,677)	(69,950,946)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(152,465,625)	(119,334,096)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(17,758,967)	(20,002,171)
Class B Shares	(2,619,311)	(2,972,230)
Class C Shares	(913,384)	(1,078,581)
Class F Shares	(10,312,983)	(12,726,005)
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	--	(8,198,464)
Class B Shares	--	(1,609,943)
Class C Shares	--	(602,834)
Class F Shares	--	(5,384,679)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(31,604,645)	(52,574,907)

Share Transactions:
Proceeds from sale of shares	24,101,201	87,195,609
Net asset value of shares issued to shareholders in payment of distributions declared	26,309,418	45,258,095
Cost of shares redeemed	(185,309,747)	(323,518,763)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(134,899,128)	(191,065,059)

Change in net assets	(318,969,398)	(362,974,062)

Net Assets:
Beginning of period	973,884,733	1,336,858,795

End of period (including undistributed net investment income of $521,872 and $1,638,508, respectively)	$654,915,335	$973,884,733

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2002	2001	2000 [1]	1999	1998
Net Asset Value, Beginning of Period	$ 9.94	$11.62	$12.42	$14.07	$13.27
Income From Investment Operations:
Net investment income	0.34 [2]	0.31	0.36	0.38	0.42
Net realized and unrealized gain (loss) on investments, options and foreign currency	(2.05)[2]	(1.49)	0.34	0.64	2.52

TOTAL FROM INVESTMENT OPERATIONS	(1.71)	(1.18)	0.70	1.02	2.94

Less Distributions:
Distributions from net investment income	(0.36)	(0.36)	(0.36)	(0.36)	(0.41)
Distributions from net realized gain on investments and foreign currency transactions	--	(0.14)	(1.14)	(2.31)	(1.73)

TOTAL DISTRIBUTIONS	(0.36)	(0.50)	(1.50)	(2.67)	(2.14)

Net Asset Value, End of Period	$ 7.87	$ 9.94	$11.62	$12.42	$14.07

Total Return[3]	(17.58)%	(10.41)%	5.44%	7.04%	23.05%

Ratios to Average Net Assets:

Expenses	1.27%	1.24%	1.24%	1.23%	1.14%

Net investment income	3.77%[2]	2.76%	2.86%	2.79%	3.01%

Expense waiver/reimbursement[4]	--	0.01%	0.01%	0.01%	0.11%

Supplemental Data:

Net assets, end of period (000 omitted)	$363,449	$523,944	$688,761	$756,510	$778,059

Portfolio turnover	95%	84%	127%	94%	118%

1 Beginning with the year ended February 29, 2000, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Effective March 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants ("AICPA") Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended February 28, 2002, this change had no effect on the net investment income per share, net realized and unrealized gain (loss) on investments per share or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to February 28, 2002 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements.

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2002	2001	2000 [1]	1999	1998
Net Asset Value, Beginning of Period	$ 9.95	$11.63	$12.42	$14.08	$13.28
Income From Investment Operations:
Net investment income	0.28 [2]	0.23	0.26	0.28	0.30
Net realized and unrealized gain (loss) on investments, options and foreign currency	(2.06)[2]	(1.50)	0.35	0.63	2.53

TOTAL FROM INVESTMENT OPERATIONS	(1.78)	(1.27)	0.61	0.91	2.83

Less Distributions:
Distributions from net investment income	(0.29)	(0.27)	(0.26)	(0.26)	(0.30)
Distributions from net realized gain on investments and foreign currency transactions	--	(0.14)	(1.14)	(2.31)	(1.73)

TOTAL DISTRIBUTIONS	(0.29)	(0.41)	(1.40)	(2.57)	(2.03)

Net Asset Value, End of Period	$ 7.88	$ 9.95	$11.63	$12.42	$14.08

Total Return[3]	(18.19)%	(11.09)%	4.73%	6.18%	22.10%

Ratios to Average Net Assets:

Expenses	2.02%	2.00%	1.99%	1.98%	1.90%

Net investment income	3.01%[2]	2.01%	2.10%	2.04%	2.25%

Expense waiver/reimbursement[4]	--	--	--	--	0.10%

Supplemental Data:

Net assets, end of period (000 omitted)	$63,249	$100,487	$135,245	$142,858	$121,549

Portfolio turnover	95%	84%	127%	94%	118%

1 Beginning with the year ended February 29, 2000, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Effective March 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants ("AICPA") Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended February 28, 2002, this change had no effect on the net investment income per share, net realized and unrealized gain (loss) on investments per share or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to February 28, 2002 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements.

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2002	2001	2000 [1]	1999	1998
Net Asset Value, Beginning of Period	$ 9.94	$11.62	$12.42	$14.07	$13.28
Income From Investment Operations:
Net investment income	0.28 [2]	0.23	0.26	0.28	0.31
Net realized and unrealized gain (loss) on investments, options and foreign currency	(2.06)[2]	(1.49)	0.34	0.64	2.51

TOTAL FROM INVESTMENT OPERATIONS	(1.78)	(1.26)	0.60	0.92	2.82

Less Distributions:
Distributions from net investment income	(0.29)	(0.28)	(0.26)	(0.26)	(0.30)
Distributions from net realized gain on investments and foreign currency transactions	--	(0.14)	(1.14)	(2.31)	(1.73)

TOTAL DISTRIBUTIONS	(0.29)	(0.42)	(1.40)	(2.57)	(2.03)

Net Asset Value, End of Period	$ 7.87	$ 9.94	$11.62	$12.42	$14.07

Total Return[3]	(18.21)%	(11.09)%	4.65%	6.25%	23.03%

Ratios to Average Net Assets:

Expenses	2.02%	2.00%	1.99%	1.98%	1.90%

Net investment income	3.01%[2]	2.00%	2.11%	2.03%	2.25%

Expense waiver/reimbursement[4]	--	--	--	--	0.10%

Supplemental Data:

Net assets, end of period (000 omitted)	$22,467	$34,223	$51,708	$58,012	$58,010

Portfolio turnover	95%	84%	127%	94%	118%

1 Beginning with the year ended February 29, 2000, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Effective March 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants ("AICPA") Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended February 28, 2002, this change had no effect on the net investment income per share, net realized and unrealized gain (loss) on investments per share or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to February 28, 2002 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements.

Financial Highlights--Class F Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2002	2001	2000 [1]	1999	1998
Net Asset Value, Beginning of Period	$ 9.94	$11.62	$12.41	$14.07	$13.27
Income From Investment Operations:
Net investment income	0.36 [2]	0.33	0.37	0.39	0.43
Net realized and unrealized gain (loss) on investments, options and foreign currency	(2.07)[2]	(1.51)	0.34	0.63	2.51

TOTAL FROM INVESTMENT OPERATIONS	(1.71)	(1.18)	0.71	1.02	2.94

Less Distributions:
Distributions from net investment income	(0.36)	(0.36)	(0.36)	(0.37)	(0.41)
Distributions from net realized gain on investments and foreign currency transactions	--	(0.14)	(1.14)	(2.31)	(1.73)

TOTAL DISTRIBUTIONS	(0.36)	(0.50)	(1.50)	(2.68)	(2.14)

Net Asset Value, End of Period	$ 7.87	$ 9.94	$11.62	$12.41	$14.07

Total Return[3]	(17.58)%	(10.40)%	5.55%	6.99%	23.09%

Ratios to Average Net Assets:

Expenses	1.27%	1.22%	1.21%	1.20%	1.12%

Net investment income	3.76%[2]	2.78%	2.89%	2.81%	3.03%

Expense waiver/reimbursement[4]	--	0.03%	0.03%	0.03%	0.13%

Supplemental Data:

Net assets, end of period (000 omitted)	$205,750	$315,231	$461,145	$558,020	$625,142

Portfolio turnover	95%	84%	127%	94%	118%

1 Beginning with the year ended February 29, 2000, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Effective March 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants ("AICPA") Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended February 28, 2002, this change had no effect on the net investment income per share, net realized and unrealized gain (loss) on investments per share or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to February 28, 2002 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements.

Notes to Financial Statements

February 28, 2002

ORGANIZATION

Federated Utility Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Listed corporate bonds, other fixed income securities, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Investments in other open-end regulated investment companies are valued at net asset value. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of the collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Effective March 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in adjustments to the financial statements as follows:

	As of 3/1/2001		For the Year Ended 2/28/2002
	Cost of Investments	Undistributed Net Investment Income	Net Investment Income	Net Unrealized Appreciation/ Depreciation	Net Realized Loss
Increase (Decrease)	$(3,207)	$3,207	$34,811	$3,207	$(38,018)

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$49,042	$(49,042)

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

As of February 28, 2002, the tax composition of dividends was as follows:

Ordinary income	$31,604,645

Long-term capital gains	--

As of February 28, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,972,633

Undistributed long-term capital gains	--

Unrealized depreciation	$9,258,520

At year end, there were no significant differences between the GAAP basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in the value of investments attributable to the tax treatment of premium and discount and wash sales loss deferrals.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At February 28, 2002, the Fund for federal tax purposes, had a capital loss carryforward of $120,325,829, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$ 235,222

2010	120,090,607

Additionally, net capital losses of $89,630,837 attributable to security transactions incurred after October 31, 2001, are treated as arising on March 1, 2002, the first day of the Fund's next taxable year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At February 28, 2002, the Fund had no outstanding foreign currency commitments.

Written Options Contracts

The Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, the contracted amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended February 28, 2002, the Fund had a realized gain of $989,365 on written options.

Contracts	Number of Contracts	Premium
Outstanding at 2/28/2001	800	$ 77,597

Options written	7,110	$1,114,211

Options expired	(2,550)	$(376,841)

Options closed	(5,360)	$(814,967)

Outstanding at 2/28/2002	--	--

At February 28, 2002, the Fund had no outstanding options contracts.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or government securities. Collateral is maintained at a minimum level of 100% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of February 28, 2002, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$143,395,956	$149,106,523

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At February 28, 2002, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	250,000,000
Class B Shares	250,000,000
Class C Shares	250,000,000
Class F Shares	250,000,000
TOTAL	1,000,000,000

Transactions in capital stock were as follows:

Year Ended February 28	2002		2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,678,744	$15,616,942	5,608,022	$61,707,487
Shares issued to shareholders in payment of distributions declared	1,769,477	15,890,570	2,378,887	25,765,913
Shares redeemed	(10,000,350)	(91,040,902)	(14,556,381)	(161,088,974)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(6,552,129)	$(59,533,390)	(6,569,472)	$(73,615,574)

Year Ended February 28	2002		2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	521,663	$4,810,856	1,475,965	$16,561,752
Shares issued to shareholders in payment of distributions declared	240,026	2,160,947	362,446	3,926,326
Shares redeemed	(2,836,761)	(25,801,338)	(3,367,709)	(37,528,790)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(2,075,072)	$(18,829,535)	(1,529,298)	$(17,040,712)

Year Ended February 28	2002		2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	108,945	$973,812	222,947	$2,513,562
Shares issued to shareholders in Payment of distributions declared	82,113	740,432	135,467	1,466,471
Shares redeemed	(780,804)	(7,064,516)	(1,364,461)	(15,175,607)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(589,746)	$(5,350,272)	(1,006,047)	$(11,195,574)

Year Ended February 28	2002		2001
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	303,505	$2,699,591	555,250	$6,412,808
Shares issued to shareholders in payment of distributions declared	833,730	7,517,469	1,300,468	14,099,385
Shares redeemed	(6,717,298)	(61,402,991)	(9,828,844)	(109,725,392)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(5,580,063)	$(51,185,931)	(7,973,126)	$(89,213,199)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(14,797,010)	$(134,899,128)	(17,077,943)	$(191,065,059)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Passport Research Ltd., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser's general partner is Federated Investment Management Company ("FIMC").

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by FIMC, an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B, Class C and Class F Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.25%

For the year ended February 28, 2002, Class F Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended February 28, 2002, the Fund's expenses were reduced by $25,628 under these arrangements.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended February 28, 2002, were as follows:

Purchases	$735,084,741

Sales	$884,476,415

Federal Income Tax Information (Unaudited)

For the year ended February 28, 2002, the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
FEDERATED UTILITY FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated Utility Fund, Inc. (the "Fund") as of February 28, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for the years then ended February 28, 2002 and 2001 and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with accounting principles generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at February 28, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Utility Fund, Inc. as of February 28, 2002, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
April 5, 2002

Board of Directors and Fund Officers

The following table gives information about each Board member and the senior officers of the Fund[s]. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 139 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--six portfolios; CCMI Funds--one portfolio; FirstMerit Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND DIRECTOR Began serving: April 1987	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 EXECUTIVE VICE PRESIDENT AND DIRECTOR Began serving: April 1999

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: April 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: October 1995

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, Member of Executive Committee, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL DIRECTOR Began serving: August 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: April 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Partner, Andersen Worldwide SC (prior to 9/1/97).

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: April 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: August 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: April 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: April 1987

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: April 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Other Directorships Held: Director, Walsh & Kelly, Inc. (heavy highway contractor).

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Address Positions Held with Fund	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

J. Thomas Madden Birth Date: October 22, 1945 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Federated
World-Class Investment Manager
Federated Utility Fund, Inc
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 314286105
Cusip 314286204
Cusip 314286303
Cusip 314286402

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G01049-01 (4/02)